400 West Ontario Street, Suite 1003, Chicago, Il., 60610
Telephone: (312) 823-8772 or Fax: (651) 454-5143



October 25, 2008

ROBERT C. HARVEY
CHAIRMAN OF THE BOARD
	AND
CHIEF EXECUTIVE OFFICER



Dear Shareholder:

You are cordially invited to join us for our Annual Meeting of Shareholders to be held on Friday, December 12, 2008, at 9:00 a.m., local time, at the law firm of Faegre & Benson LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota.

The following notice of meeting identifies each business item for your action. These items and the vote the Board of Directors recommends are:

Item                                            Recommended Vote

1. Election of five directors                        FOR

2. Ratification of WIPFLI LLP                        FOR

We have also included a proxy statement that contains more information about these items and the meeting.

Your vote is important. Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot personally attend, we encourage you to make certain that you are represented at the meeting by voting and signing the accompanying proxy card and promptly returning it in the enclosed envelope.

/s/ RC Harvey

Robert C. Harvey
Chairman of the Board and Chief Executive Officer














OAKRIDGE HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 12, 2008


TO THE SHAREHOLDERS OF COMMON STOCK
OF OAKRIDGE HOLDINGS, INC.

	NOTICE IS HEREBY GIVEN, that the Annual Meeting of Shareholders of Oakridge Holdings, Inc. (the "Company"), will be held on Friday, December 12, 2008, at 9:00 a.m., local time, at the law firm of Faegre & Benson LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota. The purposes of the meeting are:

1. To elect five persons to serve as directors of the Company until the next Annual Meeting of the Shareholders or until their respective successors shall be elected and qualified.

2. To ratify the appointment of WIPFLI LLP as the independent auditors of the Company for the fiscal year ending June 30, 2009, and

3. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors set October 15, 2008, as the record date for the meeting. This means that shareholders of the Company's common stock, par value $.10 per share, at the close of business on that date are entitled to (1) receive notice of the meeting and (2) vote at the meeting and any adjournments or postponements of the meeting. We will make available a list of shareholders of the Company entitled to vote at the meeting for inspection during normal business hours from October 10, 2008 through December 10, 2008, at the offices of Stinar HG, Inc., 3255 Sibley Memorial Highway, Eagan, Minnesota. This list will also be available at the meeting.


	By Order of the Board of Directors
	/s/ Robert B. Gregor
	Robert B. Gregor
	Secretary

Chicago, Illinois
October 25, 2008



TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THE PURPOSE. IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.








OAKRIDGE HOLDINGS, INC.
400 W. Ontario St.
Suite 1003
Chicago, IL 60654

PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD December 12, 2008

       The Board of Directors of Oakridge Holdings, Inc. (the "Company") furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2008 Annual Meeting of Shareholders of the Company. The meeting will be held on Friday, December 12, 2008 at 9:00a.m., local time, or at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be held at the law firm of Faegre & Benson LLP, 2200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, MN. The proxies also may be voted at any adjournments or postponements of the meeting.

       A shareholder can revoke a proxy by any one of the following three actions: giving written notice to the Secretary of the Company, delivering a later dated proxy or voting in person at the meeting. The mailing address of the principal executive office of the Company is 4810 120th Street West, Apple Valley, Minnesota, 55124. The date this Proxy Statement is first being mailed or given to shareholders is on or about October 25, 2008.

       The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by the use of mails, certain directors, officers and employees of the Company may solicit proxies by telephone, telegram, electronic mail or personal contact, and have requested brokerage firms and custodians, nominees and other record holders to forward soliciting materials to the beneficial owners of stock of the Company. All properly executed written proxies delivered pursuant to this solicitation (and not revoked later) will be voted at the meeting in accordance with the directions given in this proxy. Below is a list of the different votes shareholders may cast at the meeting pursuant to this solicitation.

*	In voting on the election of five directors to serve until the 2009
Annual Meeting of Shareholders, shareholders may vote in one of three ways:
(1) in favor of all nominees,
(2) withhold votes as to all nominees, or
(3) withhold votes as to specific nominees.

* In voting on the ratification of the appointment of WIPFLI LLP as independent auditors, shareholders may vote in one of the three following ways:
(1) in favor of the proposal,
(2) against the proposal, or
(3) abstain from voting on the proposal.

Shareholders should specify their choice on each matter on the enclosed proxy. If no instructions are given, proxies which are signed and returned will be voted FOR the election of all nominees and FOR the proposal to ratify the appointment of WIPFLI LLP.

	The election of directors will require approval by a plurality of the voting power of the shares of the Company's common stock, par value $.10 per share (the "Common Stock"), voting in person or by proxy at the meeting. All other proposals will require approval by a majority of the votes cast by the holders of the shares of Common Stock voting in person or by proxy at the meeting. For the election of directors, withheld votes do not affect whether a nominee has received sufficient votes to be elected. For purposes of determining whether the shareholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting and have the same effect as negative votes. Broker non-votes are counted toward a quorum, but are not counted for any purpose in determining whether a matter has been approved.

       Only holders of Common Stock of record at the close of business on October 15, 2008, are entitled to vote at the meeting or adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Common Stock held. On the record date, 1,431,503 shares of the Common Stock were issued and outstanding. The presence at the Annual Meeting, in person or by proxy, of the holders of 20% of the outstanding shares of Common Stock entitled to vote at the meeting is required for a quorum for the transaction of business. Holders of shares of Common Stock are not entitled to cumulate voting rights.

       THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING AND FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED IN THIS PROXY STATEMENT.





PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board of Directors:

       The By-laws of the Company provide that the Board of Directors (the "Board") will determine the number of directors. The Board has set its size at five. The Board has nominated the five individuals below to stand for election as directors of the Company at the Annual Meeting.

       Should any of these nominees become unable to serve for any reason, or for good cause will not serve, which is not anticipated, the Board of Directors may designate substitute nominees. If that occurs, the persons named in the enclosed proxy will vote proxies that would otherwise be voted for all named nominees for the election of the substitute nominee or nominees.

       All nominees, except for Mr. Harvey and Mr. Gregor are "independent" as that term is defined in Rule 4200(a) of the Nasdaq Stock Market Marketplace Rules, which is the standard for independence the Company has chosen for purposes of the disclosure required in this proxy statement by SEC rules (even though the Company's Common Stock is not listed on the Nasdaq Stock Market).


Recommendation of the Board of Directors Concerning the Election of Directors

	The Board of Directors of the Company recommends a vote For Robert Harvey, Robert Gregor, Hugh McDaniel, Pamela Whitney and Robert Lindman to hold office until the 2009 Annual Meeting of Shareholders. Proxies received by the Board of Directors will be voted FOR all of the nominees unless shareholders specify a contrary choice in their proxy.

Information about Nominees

       The following information has been furnished to the Company, as of October 25, 2008, by the persons who have been nominated by the Board to serve as directors for the ensuing year.


Nominees for Election  Age  Principal Occupation    Director Since
------------------------------------------------------------------

Robert C. Harvey       57   Chairman of the Board,          1992
                            Chief Executive Officer
                            and Chief Financial Officer
                            of the Company and its
                            wholly owned subsidiaries

Robert B. Gregor       57   Secretary of the Company        1993
                            and V.P. of Sales and
                            Marketing of the Company's
                            wholly owned subsidiary

Hugh McDaniel          69   Real Estate Broker              1992

Pamela Whitney         56   Auditor for Wells Fargo         2003
                            Audit & Security


Robert Lindman         65   Retired, former owner of        2003
                            Golden Triangle Forms Co.


Other Information about Nominees

	Except as indicated below, there has been no change in the principal occupation or employment of the nominees during the past five years.

	Mr. Harvey has been the Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company and Stinar HG, Inc. since November 1992, and a director and President of Oakridge Cemeteries since November 1992.

	Mr. Gregor has been V.P. of Marketing and Sales and Secretary for Stinar HG, Inc. since January 1, 1999, and prior to joining Stinar HG, Inc. he was Senior Account Executive at E.F. Johnson Company since 1993.

	Mr. McDaniel is retired Commander of the United States Naval Reserves and has been a residential real estate broker since 1973.

	Ms. Pamela Whitney is presently an auditor for Wells Fargo Audit and Security since November 11, 2005, and prior to joining Well Fargo Audit and Security she was employed at the CPA firm of Epstein Weber & Conover, PLC and before that was an Inventory Exchange Supervisor at Phillips 66 from 2000 to 2005, and was at the CPA firm of Kilpatrick, Luster & Co., PLLC.

	Mr. Robert Lindman is presently retired. Prior to retiring in 2000, Mr. Lindman was the sole owner of Golden Triangle Forms Co. for 30 years.


Information about the Board and its Committees

	The business and affairs of the Company are managed by the Board, which met one time in person and two times by telephone during the fiscal year ended June 30, 2008. All of the directors attended all meetings of the Board and of the committees on which they served during the year, except Pam Whitney did not attend one meeting of the Board. The Board of Directors has established three committees: the Compensation Committee, the Corporate Governance Committee and the Audit Committee, each of which is briefly described below. The Board of Directors has no other committees.

Compensation Committee

	The Compensation Committee reviews and approves the Company's compensation philosophy and programs covering executive officers and key management employees. The Committee also determines compensation of officers and senior employees of the Company (other than the Chief Executive Officer) and makes recommendations to the Board of Directors concerning the compensation of the Chief Executive Officer of the Company. The Compensation Committee also determines any grants of stock or stock options. The Compensation Committee does not have a charter. The Compensation Committee met once during fiscal year 2008. The Company's Compensation Committee currently consists of Robert Lindman, Hugh McDaniel and Pamela Whitney.

Corporate Governance Committee

	The Corporate Governance Committee addresses all matters of corporate governance, evaluates qualifications and candidates for positions on the Board, evaluates the performance of the Chief Executive Officer and the Board, and reviews succession plans and senior management performance. The Corporate Governance Committee met once in fiscal year 2008. The Company's Corporate Governance Committee currently consists of Robert Lindman, Hugh McDaniel and Pamela Whitney. The Corporate Governance Committee does not have a charter. The Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by shareholders because the size and profile of the Company make it preferable for identification and evaluation of potential candidates to occur on a case-by-case basis.

Audit Committee

	The Audit Committee meets with management to review the scope and results of audits performed by the Company's independent accountants. The Audit Committee also meets with the independent auditors and with appropriate Company financial personnel about internal controls and financial reporting. The Audit Committee is the agent of the Board of Directors in assuring the adequacy of the Company's financial, accounting and reporting control processes. The Audit Committee is also responsible for recommending to the Board of Directors the appointment of the Company's independent accountants. The Audit Committee met four times in fiscal year 2008. The Audit Committee currently consists of Hugh McDaniel, Robert Lindman and Pamela Whitney. The Company's Board of Directors historically has followed the advice of the Audit Committee on transactions that could have the potential appearance of not being at arm's length and anticipates doing so in the future. The Audit Committee has determined that Pamela Whitney is an "audit committee financial expert" and is "independent" as defined by SEC rules.

Securityholder Communications

	The Board of Directors provides a process for shareholders to send communications to the Board or any of the directors. Shareholders may send written communications to the Board of Directors or specified individual directors by addressing their communication to Chief Executive Officer, Oakridge Holdings, Inc., 400 W. Ontario St., #1003, Chicago, IL, 60654, by U.S. mail.
The communications will be collected by the Chief Executive Officer and delivered, in the form received, to the Board or, if so addressed, to a specified director.

	The Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's annual meetings of shareholders. The Company has always encouraged its directors to attend its annual meeting of shareholders. In fiscal year 2008, all of the Company's directors except Pam Whitney attended the Company's annual meeting of shareholders.

Direction Compensation

	Each non-employee director of the Company is paid a $2,000 annual retainer fee, and all out-of-pocket expenses incurred on behalf of the Company are reimbursed.

Certain Relationships and Related Transactions

	In the ordinary course of business, the Company may from time to time engage in transactions with other corporations whose officers, directors or employees are also directors or officers, or family members of directors or officers, of the Company. The Company may also engage in transactions with individuals who are, or are family members of, directors or officers of the Company. The Company has an unwritten policy under which the Audit Committee reviews these transactions to examine whether the transactions are conducted on an arm's length basis. The Audit Committee makes a recommendation to the Board whether to approve the proposed transaction, which the Board has historically always followed. In all cases, these related-party transactions have been conducted on an arm's length basis, and none of the transactions require more specific disclosure under applicable SEC rules and regulations, except as described below.

	During fiscal years 2008 and 2007, amounts paid for non-audit compliance services to entities related to the Chief Executive Officer were $ 17,742 and $9,758, respectively. The Company also has a month-to-month operating lease for office space from the Chief Executive Officer and total rent expense was $24,600 under this lease in fiscal year 2008.

	On May 10, 2008, the Company agreed to issue $505,000 aggregate principal amount of 9.00% Convertible Subordinated Debentures to the following people for cash contributed by those people to the Company: (1) Robert C. Harvey, the Company's Chairman of the Board, Chief Executive Officer and Chief Financial Officer and a director; (2) Robert B. Gregor, the Company's Secretary, the Vice President of Sales and Marketing of one of the Company's wholly-owned subsidiaries and a director; and (3) Robert Lindman, a director of the Company. The aggregate principal amount of each debenture, which is the largest amount of principal outstanding since July 1, 2007 and the principal amount outstanding as of October 25, 2008, is as follows: (1) for Mr. Harvey, $335,000; (2) for Mr. Gregor, $150,000; and for Mr. Lindman, $20,000. No interest or principal was paid on the debentures during fiscal year 2008. Each debenture accrues interest at the rate of 9.00% per annum, payable on January 1 of each year until the principal amount of the debenture has been paid in full or converted into the Company's common stock.

	The principal amount of the debentures is convertible into the Company's common stock from the date of issuance until the principal amount is paid in full at a rate of one share of common stock for each $0.90 principal amount, subject to typical anti-dilution adjustments. The conversion price of the debentures is equal to the fair market value of the Company's common stock as determined by the Board of Directors on May 10, 2008.

	The debentures mature on July 1, 2010, subject to acceleration in the event of certain mergers or acquisitions involving the Company, a disposition of substantially all of the Company's assets or upon the election of a debenture holder after an event of default. The Company may not prepay the debentures in whole or in part prior to maturity. The debentures are subordinate to all of the Company's indebtedness for borrowed money and liabilities for the deferred and unpaid purchase price of property existing on the date of the debentures.


Principal Shareholders and Beneficial Ownership of Management

	The following table sets forth information regarding beneficial ownership of Common Stock on October 25, 2008 by each person who is a beneficial owner of more than 5% of the Common Stock issued and outstanding, by each Named Executive Officer named in the Summary Compensation Table, by each director and nominee and all officers and directors as a group. The address for all executive officers and directors of the Company is the Company's business address.

                      Number of shares
Name              beneficially owned(1)      Percent of Class
-----------------------------------------------------------------
Robert C. Harvey*           685,934(2)                  38.0%
Robert B. Gregor*           323,831(3)                  20.1%
Hugh McDaniel*                    -                        -
Pamela Whitney*                   -                        -
Robert Lindman*              22,722(4)                   1.6%
Jerry Kenline (5)           140,000                      9.7%
All directors and
executive officers
as a group (5 persons)    1,032,487(2,3,4)              59.7%

* Indicates directors and executive officers.

(1) Unless otherwise noted, all shares shown are held by persons possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member or a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.
(2) Includes 67,490 shares held by Mr. Harvey's wife and children in which Mr. Harvey may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership. Also includes 246,222 shares held jointly by Mr. Harvey and his wife and 372,222 shares that could be acquired upon conversion of a convertible subordinated debenture.
(3) Includes 2,350 shares held by Mr. Gregor's wife and children in which Mr. Gregor may be deemed to share voting and investment power, but as to which he disclaims beneficial ownership. Also includes 89,259 shares held jointly by Mr. Gregor and his wife and 232,222 shares that could be acquired upon exercise of an option and conversion of a convertible subordinated debenture.
(4) Includes 22,222 shares that could be acquired upon conversion of a convertible subordinated debenture.
(5) Jerry Kenline maintains an address at 5535 Waterford Circle, Shorewood, MN 55331.


Executive Compensation

Summary Compensation Table

	The following table sets forth certain information regarding compensation for the Company's two most recently completed fiscal years provided to the Company's Chief Executive Officer and Chief Financial Officer and its only other executive officer who earned remuneration exceeding $100,000 during fiscal year 2008 (the "Named Executive Officers").



Name and                                       All Other
Principal Position         Year   Salary($)  Compensation($)  Total($)
---------------------------------------------------------------------
Robert C. Harvey           2008   $221,202          -         $221,202
Chairman of the Board,     2007   $221,292          -         $221,292
Chief Executive Officer
and Chief Financial
Officer

Robert B. Gregor           2008   $178,708       $431         $179,139
Secretary and Vice         2007   $164,553       $630         $165,183
President of Marketing
and Sales of Stinar
Corporation

The Company has not entered into employment agreements with any of the Named Executive Officers. The amounts listed in the table above under "All Other Compensation" represent life insurance premium payments made by the Company for Mr. Gregor.

	The Company did not make any grants of restricted stock, stock options, or other equity-based compensation to the Named Executive Officers during fiscal year 2008.

Outstanding Equity Award at Fiscal Year-End

	The purpose of the following table is to provide information concerning unexercised options and equity incentive plan awards outstanding as of the end of fiscal year 2008 for each Named Executive Officer.



                               Option Awards

                   Number of    Number of
                   Securities   Securities
                   Underlying   Underlying
                   Unexercised  Unexercised    Option     Option
                   Options (#)  Options (#)    Exercise   Expiration
Name               Exercisable  Unexercisable  Price ($)  Date
--------------------------------------------------------------------

Robert C. Harvey          -          -              -              -
Robert B. Gregor      10,000         -          $1.63     01/01/2009



       The following table sets forth information with respect to the Company's Common Stock that may be issued under its 1999 Stock Incentive Plan (the "1999 Plan") as of June 30, 2008. The 1999 Plan is the only equity compensation plan of the Company in existence as of June 30, 2008 and was approved by the Company's shareholders on February 22, 1999.

Equity Compensation Plan Information

                                                     Number of
                                                     securities
                                                     remaining
                    Number of                        available for
                    securities                       future issuance
                    to be         Weighted-average   under equity
                    issued upon   exercise           compensation
                    exercise of   price of           plans
                    outstanding   outstanding        (excluding
                    options,      options,           securities
                    warrants      warrants           reflected
Plan Category       and rights    and rights         in column 1)
-------------------------------------------------------------------
Equity compensation
plans approved by
shareholders          10,000       $1.63              165,000

Equity compensation
plans not approved
by shareholders            -           -                    -
                      ------       -----              -------

Total                 10,000       $1.63              165,000
                      ======       =====              =======



PROPOSAL NO. 2 -- RELATIONSHIP WITH AND APPOINTMENT OF INDEPENDENT AUDITORS

       The Audit Committee has selected WIPFLI LLP, independent auditors, to audit the financial statements of the Company for the year ending June 30, 2009 and recommends that the shareholders vote for confirmation of such selection. Confirmation will require the affirmative vote by holders of a majority of shares present in person or represented by proxy, and entitled to vote on the matter.

       Representatives of WIPFLI LLP are expected to be present at the Annual Meeting with opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WIPFLI LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2009.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

	Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of the Company's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish the Company with copies of all Section 16(a) forms they file.

	To the Company's knowledge based solely on its review of the forms furnished to the Company and written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and persons who own more than 10% of the Company's common stock were complied with in fiscal year 2008.


Audit Committee Report

	The Audit Committee of the Board of Directors consists of three members, Hugh McDaniel, Robert Lindman and Pamela Whitney, all of whom are independent as that term is defined in Rule 4200(a) of the Nasdaq Stock Market Marketplace Rules.

	The Audit Committee oversees and monitors the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The Board of Directors has adopted a written charter of the Audit Committee, which was attached as Appendix A to the proxy statement for the Company's 2007 Annual Meeting of Shareholders.

	Management has primary responsibility for the Company's financial statements and the overall reporting process, including its system of internal controls. WIPFLI LLP, the Company's independent auditors, audits the annual consolidated financial statements prepared by management and expresses an opinion on whether those statements fairly present in all material respects the Company's financial position, results of operations and cash flow under generally accepted accounting principles. WIPFLI LLP reports directly to the Audit Committee.

	In fulfilling its responsibilities for the review of the audited consolidated financial statements for the year ended June 30, 2008, the Audit
Committee:

* Reviewed and discussed the audited consolidated financial statements for the year ended June 30, 2008 with management and WIPFLI LLP.

* Discussed with WIPFLI LLP the matters required to be discussed in Statement of Auditing Standards No. 61 regarding communication with audit committees.

* Received written disclosure and the letter from WIPFLI LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditor's communications with the Audit Committee concerning independence, and have discussed with the auditors the auditor's independence.

Based upon this review, the Audit Committee recommended to the full Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended June 30, 2008 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
ROBERT LINDMAN
PAMELA WHITNEY
HUGH MCDANIEL


Audit Fees

	Aggregate fees for professional services rendered for the Company by WIPFLI LLP, for the years ended June 30, 2008, and 2007, were

                                          Fiscal 2008    Fiscal 2007
                                          -----------    -----------
Audit Fees                                    $68,445        $73,155
Audit-Related Fees                                  -              -
Tax Fees                                            -              -
All Other Fees                                      -              -
                                              -------        -------
Total                                         $68,445        $73,155
                                              =======        =======


	The Audit Fees for the years ended June 30, 2008, and 2007, were the amounts billed for professional services in connection with the audits of the consolidated financial statements of the Company and Securities and Exchange quarterly (10-QSB) and yearly filings (10-KSB).

	The de minimis exception was not used for any fees paid to by WIPFLI
LLP.

	The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining by the independence of WIPFLI LLP.


Preapproval Policies and Procedures

	Rules adopted by the Securities and Exchange Commission in order to implement requirements of the Sarbanes-Oxley Act of 2002 require public company audit committees to pre-approve audit and non-audit services. All auditing services and non-audit services provided by WIPFLI LLP must be preapproved by the Audit Committee. The non-audit services specified in Section 10A(g) of the Securities Exchange Act of 1934 may not be provided by WIPFLI LLP.

	In addition, the Audit Committee has adopted policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved by category of service. The policies require the Audit Committee to be informed of each service, and the policies do not include any delegation of the Audit Committee's responsibilities to management.


SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

       The proxy rules of the Securities and Exchange Commission permit shareholders, after timely notice to issuers, to present proposals for shareholder action in issuer proxy statements where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by issuer action in accordance with the proxy rules. The Company's annual meeting for the fiscal year ending June 30, 2009, is expected to be held on or about December 12, 2009, and proxy materials in connection with that meeting are expected to be mailed on or about November 1, 2009. Except as indicated below, shareholder proposals prepared in accordance with the proxy rules must be received by the Company by June 27, 2009 for inclusion in the proxy statement for the Company's 2009 annual meeting. Any other shareholder proposal must be received by the Company at its principal executive office no later than September 4, 2009 in order to be presented at the 2009 annual meeting of shareholders.

OTHER MATTERS

       The management of the Company knows of no matter other than the foregoing to be brought before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have a discretionary authority to vote on the proposal.

MISCELLANEOUS

       THE 10-KSB, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE YEAR ENDED JUNE 30, 2008 IS ENCLOSED HEREWITH. SHAREHOLDERS MAY RECEIVE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO:
CORPORATE SECRETARY, OAKRIDGE HOLDINGS, INC., 400 WEST ONTARIO STREET, SUITE 1003, CHICAGO, ILLINOIS, 60654.

	By Order of the Board of Directors

        /s/ Robert B. Gregor
	Robert Gregor
	Secretary

October 25, 2008